UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021
__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

202 Pride Lane SW, Decatur, Alabama 35603
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2021, Ms. Nikki Hamblin was designated to fill the vacancy created by the Board of Directors’ increase in the number of directors constituting the entire Board of Directors from six to seven. Ms. Hamblin will serve as a Class III director, effective April 13, 2021 (term expiring in 2022).

Ms. Hamblin is independent under The NASDAQ Stock Market Rules and the Company’s criteria for determining director independence.

Ms. Hamblin, age 43, has served as the Director of Advisor Service at Manning & Napier Advisors, LLC (“Manning & Napier”), a publicly traded investment management company, since September 2019, and is a member of Manning & Napier’s Committee for Diversity & Inclusion. Ms. Hamblin was the Director of Retirement Plan Services at GRP Financial California, LLC, a retirement plan consulting firm, from September 2017 to August 2019 and served as Vice President, Key Accounts at Manning & Napier from January 2013 to August 2017. Prior to her experience at Manning & Napier, Ms. Hamblin served as an investment banker specializing in middle-market private and publicly owned mergers and acquisitions and financing transactions. Ms. Hamblin has a BS from Syracuse University, and an MBA with a concentration in finance from the William E. Simon Graduate School of Business Administration at the University of Rochester.

There are no arrangements or understandings between Ms. Hamblin and any other person pursuant to which Ms. Hamblin was elected to serve as a director, nor are there related party transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On February 24, 2021, the Company issued a press release announcing the above-detailed changes. The press release issued by the Company in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

99.1
Press Release dated February 24, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: February 24, 2021	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated February 24, 2021.